UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2026

NEXSCIENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-274532	92-2915192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification ID No.)

2029 Century Park East, Suite 400

Los Angeles, CA 90067

(Address of principal executive offices)

(City, State, Zip Code)

(310) 494-6620

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below).

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 25, 2026, the Board of Directors (the “Board”) of Nexscient, Inc. (the “Company”), acting by unanimous written consent in lieu of a meeting, approved a change in the Company’s fiscal year end from June 30 to December 31, effective for the fiscal period commencing July 1, 2025.  The change was made pursuant to Section 9 of the Company’s Bylaws, which authorizes the Board to determine the Company’s fiscal year by resolution, and did not require an amendment to the Company’s certificate of incorporation or bylaws or the approval of the Company’s stockholders.

As a result of the change, the period from July 1, 2025 through December 31, 2025 constitutes a transition period (the “Transition Period”).  The Company’s first full fiscal year following the Transition Period will be the twelve-month period ending December 31, 2026, and the Company’s fiscal year will end on December 31 in each year thereafter.

The Company intends to report the Transition Period on a transition report on Form 10-K, to be filed with the Securities and Exchange Commission (the “SEC”) in accordance with Rule 13a-10 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Because the original due date for the transition report on Form 10-K has passed, the Company intends to file the transition report, including audited financial statements for the Transition Period, as promptly as practicable in order to become current in its periodic reporting obligations under the Exchange Act. The Company further intends to file as promptly as practicable any other periodic report that becomes due as a result of the change in fiscal year end.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws, including statements regarding the Company’s intended timing for filing its transition report on Form 10-K and other periodic reports and its expectation of becoming current in its reporting obligations.  These statements are based on current expectations and are subject to risks and uncertainties, including the completion of the audit of the Transition Period, that could cause actual results to differ materially.  The Company undertakes no obligation to update any forward-looking statement except as required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXSCIENT, INC.

Date: June 25, 2026	By:	/s/ Fred E. Tannous
Fred E. Tannous
President & Chief Executive Officer

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